UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22399

Oppenheimer Currency Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/31/2012

Item 1. Schedule of Investments.

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Shares		Value
Wholly-Owned Subsidiary–8.7%
Oppenheimer Currency Opportunities Fund (Cayman) Ltd.[1,2] (Cost $2,220,000)	10,000		$2,061,647

	Principal Amount
U.S. Government Obligations–13.7%
U.S. Treasury Bills, 0.123%, 11/1/12 (Cost $3,244,336)	$3,245,000		3,244,595
Foreign Government Obligations–76.3%
Australia–0.7%
Australia (Commonwealth of) Treasury Bills, Series 1412, 3.34%, 12/14/12[3]	170,000	AUD	173,934
Belgium–5.1%
Belgium (Kingdom of) Treasury Bills, 0.046%, 7/18/13[3]	955,000	EUR	1,201,082
Canada–19.4%
Canada (Government of) Treasury Bills, 0.908%, 10/25/12[3]	4,525,000	CAD	4,583,711
Germany–4.3%
Germany (Federal Republic of) Treasury Bills, 0.061%, 9/12/12[3]	800,000	EUR	1,006,275
Hungary–1.2%
Hungary (Republic of) Bonds, Series 13/D, 6.75%, 2/12/13	63,820,000	HUF	282,092
Ireland–2.9%
Ireland (Republic of) Treasury Bonds, 5%, 4/18/13	525,000	EUR	675,773
Italy–4.5%
Italy (Republic of) Treasury Bills, 1.548%, 1/31/13[3]	850,000	EUR	1,063,140
Japan–4.3%
Japan Treasury Bills, Series 300, 0.10%, 2/12/13[3]	80,000,000	JPY	1,021,354
Korea, Republic of South–4.8%
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds, Series 1212, 3.38%, 12/2/12	1,300,000,000	KRW	1,147,287
Malaysia–4.6%
Malaysia (Government of) Sr. Unsec. Bonds, Series 3/03, 3.702%, 2/25/13	3,385,000	MYR	1,086,981
Mexico–13.4%
United Mexican States Bonds, Series MI10, 9%, 12/20/12[4]	41,150,000	MXN	3,160,972
New Zealand–0.2%
New Zealand Treasury Bills, 2.516%, 9/19/12[3]	45,000	NZD	36,105
Norway–0.2%
Norway (Kingdom of) Treasury Bills, 1.403%, 9/19/12[3]	335,000	NOK	57,771
Portugal–0.8%
Portugal (Republic of) Treasury Bills, 2.202%, 2/22/13[3]	160,000	EUR	200,054
Spain–2.6%
Spain (Kingdom of) Treasury Bills, 1.69%, 9/21/12[3]	485,000	EUR	609,916
Sweden–1.1%
Sweden (Kingdom of) Treasury Bills, 1.027%, 12/19/12[3]	1,810,000	SEK	272,509
Turkey–1.2%
Turkey (Republic of) Bonds, 7.888%, 2/20/13[3]	535,000	TRY	284,739

1	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount		Value
United Kingdom–5.0%
United Kingdom Treasury Bills, 0.222%, 11/26/12[3]	745,000	GBP	$1,182,217

Total Foreign Government Obligations (Cost $17,854,290)			18,045,912

	Expiration Date	Strike Price	Contracts
Options Purchased–0.2%
3-Month FX Basket Put/USD Call[2]	10/31/12	$96.000	2,385,000		2,102
Australian Dollar (AUD) Put[2]	11/30/12	1AUD per 0.980USD	1,000,000		9,702
Euro (EUR) Call[2]	10/18/12	1EUR per 8.800SEK	2,000,000	EUR	1,948
Euro (EUR) Put[2]	10/5/12	1EUR per 1.230USD	1,500,000		8,545
South Korean Won (KRW) Call[2]	11/26/12	1USD per 1,107.000KRW	774,900,000		3,944
South Korean Won (KRW) Put[2]	11/26/12	1USD per 1,179.000KRW	825,300,000		5,587

Total Options Purchased (Cost $75,343)					31,828

	Shares
Investment Company–1.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.19%[1,5] (Cost $356,478)	356,478	356,478
Total Investments, at Value (Cost $23,750,447)	100.4%	23,740,460
Liabilities in Excess of Other Assets	(0.4)	(85,157)

Net Assets	100.0%	$23,655,303

2	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	New Turkish Lira

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2012	Gross Additions	Gross Reductions	Shares August 31, 2012
Oppenheimer Currency Opportunities Fund (Cayman) Ltd[a]	10,000	—	—	10,000
Oppenheimer Institutional Money Market Fund, Cl. E	533,568	16,909,248	17,086,338	356,478

			Value	Income
Oppenheimer Currency Opportunities Fund (Cayman) Ltd[a]			$2,061,647	$—
Oppenheimer Institutional Money Market Fund, Cl. E			356,478	430

			$2,418,125	$430

a.	Investment in a wholly-owned subsidiary. See statement of investments and accompanying Notes of the entity included herein.
2.	Non-income producing security.
3.	Zero coupon bond reflects effective yield on the date of purchase.
4.	Represents the current interest rate for a variable or increasing rate security.
5.	Rate shown is the 7-day yield as of August 31, 2012.

3	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Foreign Currency Exchange Contracts as of August 31, 2012 are as follows:

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America:
Chilean Peso (CLP)	Buy	20,000	CLP	9/20/12	$41,508	$1,528	$—
Chilean Peso (CLP)	Sell	302,000	CLP	9/20/12	626,772	—	10,267
Norwegian Krone (NOK)	Buy	2,970	NOK	9/20/12	512,102	24,586	—

						26,114	10,267

Barclay’s Capital:
Malaysian Ringgit (MYR)	Buy	260	MYR	9/20/12	83,338	1,236	—
Mexican Nuevo Peso (MXN)	Buy	6,400	MXN	9/20/12	483,757	6,691	—
New Taiwan Dollar (TWD)	Buy	33,000	TWD	10/25/12	1,104,510	499	—
Norwegian Krone (NOK)	Buy	4,230	NOK	9/20/12	729,358	13,967	—
Norwegian Krone (NOK)	Sell	220	NOK	9/20/12	37,934	—	1,720
Singapore Dollar (SGD)	Sell	40	SGD	9/20/12	32,090	—	72
South African Rand (ZAR)	Sell	330	ZAR	9/20/12	39,165	998	—
Swedish Krona (SEK)	Sell	300	SEK	9/20/12	45,266	—	2,783

						23,391	4,575

Citigroup:
Chilean Peso (CLP)	Buy	94,000	CLP	9/20/12	195,088	7,971	—
Chilean Peso (CLP)	Sell	41,000	CLP	9/20/12	85,092	—	2,563
Euro (EUR)	Sell	365	EUR	9/20/12	459,189	670	4,161
Hong Kong Dollar (HKD)	Buy	2,130	HKD	10/25/12	274,662	5	—
Hungarian Forint (HUF)	Sell	68,120	HUF	2/12/13	295,100	—	7,247
Indian Rupee (INR)	Buy	16,000	INR	9/20/12	287,296	371	2,515
Japanese Yen (JPY)	Sell	19,000	JPY	9/20/12	242,709	—	75
Mexican Nuevo Peso (MXN)	Buy	1,100	MXN	9/20/12	83,146	2,445	—
Mexican Nuevo Peso (MXN)	Sell	7,500	MXN	9/20/12	566,903	—	12,387
New Turkish Lira (TRY)	Sell	535	TRY	2/20/13	286,638	—	1,778
New Zealand Dollar (NZD)	Buy	70	NZD	9/20/12	56,164	603	188
New Zealand Dollar (NZD)	Sell	200	NZD	9/20/12	160,470	—	3,994
Norwegian Krone (NOK)	Buy	6,990	NOK	9/20/12	1,205,251	9,386	—
Norwegian Krone (NOK)	Sell	20	NOK	9/20/12	3,449	—	140
Singapore Dollar (SGD)	Sell	40	SGD	9/20/12	32,090	—	512
South Korean Won (KRW)	Sell	72,000	KRW	9/20/12	63,480	—	1,054
Swedish Krona (SEK)	Sell	7,870	SEK	9/20/12	1,187,473	—	548
Swiss Franc (CHF)	Buy	295	CHF	10/25/12	309,309	10,937	—

						32,388	37,162

Credit Suisse
British Pound Sterling (GBP)	Sell	300	GBP	9/20/12	476,322	—	1,002

4	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Deutsche Bank Securities, Inc.:
Canadian Dollar (CAD)	Buy	295	CAD	9/20/12	299,141	727	—
Canadian Dollar (CAD)	Sell	1,015	CAD	9/20/12	1,029,248	—	35,959
Indian Rupee (INR)	Sell	16,000	INR	9/20/12	287,296	—	3,881
South Korean Won (KRW)	Buy	72,000	KRW	9/20/12	63,480	498	74

						1,225	39,914

Goldman Sachs & Co.
Euro (EUR)	Sell	81	EUR	9/4/12-10/25/12	102,534	—	413
JP Morgan Chase:
British Pound Sterling (GBP)	Sell	170	GBP	9/20/12	269,916	—	4,817
Chinese Renminbi (Yuan) (CNY)	Sell	290	CNY	10/25/12	45,612	—	14
Hong Kong Dollar (HKD)	Buy	2,950	HKD	10/18/12	380,394	—	193
Malaysian Ringgit (MYR)	Sell	3,705	MYR	9/20/12-2/25/13	1,180,909	—	18,426
Mexican Nuevo Peso (MXN)	Buy	1,100	MXN	9/20/12	83,146	1,218	—
Mexican Nuevo Peso (MXN)	Sell	1,100	MXN	9/20/12	83,146	—	3,201
Philippines Peso (PHP)	Buy	3,000	PHP	9/20/12	71,301	—	81
Russian Ruble (RUR)	Buy	19,800	RUR	9/20/12	611,250	6,351	358
Russian Ruble (RUR)	Sell	10,400	RUR	9/20/12	321,060	—	6,908

						7,569	33,998

Morgan Stanley & Co., Inc.:
Australian Dollar (AUD)	Sell	585	AUD	9/20/12	603,274	3,288	9,096
Canadian Dollar (CAD)	Buy	1,015	CAD	9/20/12	1,029,248	29,422	—
Japanese Yen (JPY)	Buy	228,000	JPY	10/25/12	2,913,429	2,711	—
Mexican Nuevo Peso (MXN)	Sell	900	MXN	10/25/12	67,800	211	—
New Zealand Dollar (NZD)	Buy	200	NZD	9/20/12	160,470	705	—
New Zealand Dollar (NZD)	Sell	70	NZD	9/20/12	56,164	—	645
Singapore Dollar (SGD)	Buy	590	SGD	10/25/12	473,315	5,499	—
Singapore Dollar (SGD)	Sell	30	SGD	9/20/12	24,067	—	466

						41,836	10,207

Nomura Securities:
Australian Dollar (AUD)	Buy	360	AUD	9/20/12	371,246	4,877	—
Brazilian Real (BRR)	Sell	480	BRR	10/2/12	235,221	—	1,821
British Pound Sterling (GBP)	Buy	170	GBP	9/20/12	269,916	6,401	—
Chinese Renminbi (Yuan) (CNY)	Buy	15,560	CNY	10/25/12	2,447,311	—	3,855
Euro (EUR)	Buy	365	EUR	9/20/12	459,189	9,478	—
Euro (EUR)	Sell	570	EUR	9/20/12	717,089	—	560
Japanese Yen (JPY)	Sell	19,000	JPY	9/20/12	242,709	—	561
Norwegian Krone (NOK)	Buy	170	NOK	9/20/12	29,312	1,530	—
Norwegian Krone (NOK)	Sell	3,700	NOK	9/20/12	637,973	—	33,807
Philippines Peso (PHP)	Sell	3,000	PHP	9/20/12	71,301	—	211
Singapore Dollar (SGD)	Buy	1,300	SGD	9/20/12	1,042,909	13,309	77
Swedish Krona (SEK)	Buy	300	SEK	9/20/12	45,266	1,803	—

						37,398	40,892

RBS Greenwich Capital
Danish Krone (DKK)	Buy	470	DKK	10/25/12	79,440	2,631	—
State Street:
South African Rand (ZAR)	Buy	330	ZAR	9/20/12	39,165	—	864
South African Rand (ZAR)	Sell	1,950	ZAR	9/20/12	231,427	4,219	—

						4,219	864

Total unrealized appreciation and depreciation						$176,771	$179,294

5	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Written Options as of August 31, 2012 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar (AUD)	Put	1,000,000	1AUD per 0.920USD	11/30/12	$3,036	$(3,036)	$—
Euro (EUR)	Put	1,500,000	1EUR per 1.180USD	10/5/12	12,224	(717)	11,507
Euro (EUR)	Call	1,500,000	1EUR per 1.300USD	10/5/12	8,377	(3,659)	4,718
Euro (EUR)	Call	2,000,000	1EUR per 9.000SEK	10/18/12	4,496	(484)	4,012
Japanese Yen (JPY)	Call	173,650,000	1USD per 75.500JPY	10/26/12	10,534	(3,410)	7,124
Japanese Yen (JPY)	Call	174,800,000	1USD per 76.000JPY	11/21/12	7,130	(9,607)	(2,477)
South Korean Won (KRW).	Call	372,750,000	1USD per 1,065.000KRW	8/26/13	6,174	(5,122)	1,052
South Korean Won (KRW)	Put	438,900,000	1USD per 1,254.000KRW	8/26/13	6,472	(8,646)	(2,174)

					$58,443	$(34,681)	$23,762

Notes to Statement of Investments

Investment in Oppenheimer Currency Opportunities Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Currency Opportunities Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is

6	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities in the annual and semiannual reports and the Fund’s Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

7	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

8	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair

9	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of August 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$2,061,647	$—	$2,061,647
U.S. Government Obligations	—	3,244,595	—	3,244,595
Foreign Government Obligations	—	18,045,912	—	18,045,912
Options Purchased	—	31,828	—	31,828
Investment Company	356,478	—	—	356,478

Total Investments, at Value	356,478	23,383,982	—	23,740,460
Other Financial Instruments:
Foreign currency exchange contracts	—	176,771	—	176,771

Total Assets	$356,478	$23,560,753	$—	$23,917,231

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(179,294)	$—	$(179,294)
Appreciated options written, at value	—	(13,392)	—	(13,392)
Depreciated options written, at value	—	(18,253)	—	(18,253)
Options written, at value	—	(3,036)	—	(3,036)

Total Liabilities	$—	$(213,975)	$—	$(213,975)

10	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

11	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these

12	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $368,366, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $113,740 as of August 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of August 31, 2012 the Fund has not required certain counterparties to post collateral.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

13	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

As of August 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $109,696 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of August 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

14	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

During the period ended August 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $23,869,169 and $16,646,894, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 31, 2012, the Fund had an ending monthly average market value of $3,245 and $14,673 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

15	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 31, 2012, the Fund had an ending monthly average market value of $9,888 and $5,621 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended August 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2012	—	$—	—	$—
Options written	724,700,000	36,711	441,400,000	21,732

Options outstanding as of August 31, 2012	724,700,000	$36,711	441,400,000	$21,732

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$23,750,447
Federal tax cost of other investments	(58,443)

Total federal tax cost	$23,692,004

Gross unrealized appreciation	$292,561
Gross unrealized depreciation	(278,786)

Net unrealized appreciation	$13,775

16	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Shares	Value
Common Stocks–23.3%
SPDR Gold Trust[1] (Cost $ 473,911)	2,926	$480,508
Total Investments, at Value (Cost $473,911)	23.3%	480,508
Other Assets Net of Liabilities	76.7	1,581,139

Net Assets	100.0%	$2,061,647

Footnotes to Statement of Investments

1.	Non-income producing security.

Notes to Statement of Investments

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party

17	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available

18	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

19	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund (Cayman) Ltd.

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of August 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$480,508	$—	$—	$480,508

Total Assets	$480,508	$—	$—	$480,508

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

20	Oppenheimer Currency Opportunities Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Currency Opportunities Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/8/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/8/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/8/2012